Sub-Item 770

                  TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

           Invesco Van Kampen Intermediate Term Municipal Income Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2010 - September 30, 2010

                                                        Amount of      % of
                             Offering       Total        Shares      Offering
   Security      Purchase/   Price of     Amount of     Purchased   Purchased                      Purchased
  Purchased     Trade Date    Shares      Offering       By Fund     By Fund        Brokers           From
-------------   ----------   --------   ------------   ----------   ---------   ---------------   -----------
 Puerto Rico     05/20/10    $103.197   $316,920,000   $2,000,000     0.631%    J.P. Morgan,      J.P. Morgan
   Electric                                                                     Citi, B of A
    Power                                                                       Merrill Lynch,
  Authority                                                                     Barclays
                                                                                Capital, RBC
                                                                                Capital
                                                                                Markets, Morgan
                                                                                Stanley,
                                                                                Ramirez & Co.
                                                                                Inc., Wells
                                                                                Fargo
                                                                                Securities,
                                                                                Raymond James,
                                                                                Goldman Sachs &
                                                                                Co., UBS
                                                                                Financial
                                                                                Services
                                                                                Incorporated of
                                                                                Puerto Rico,
                                                                                BBVAPR MSD,
                                                                                FirstBank
                                                                                Puerto Rico
                                                                                Securities,
                                                                                Oriental
                                                                                Financial
                                                                                Services,
                                                                                Popular
                                                                                Securities,
                                                                                Santander
                                                                                Securities

   City of       05/26/10    $100.000   $403,845,000   $1,700,000     0.421%    Citi, BofA        J.P. Morgan
 Farmington,                                                                    Merrill Lynch,
  New Mexico                                                                    J.P. Morgan,
  Pollution                                                                     Morgan
   Control                                                                      Stanley, Wells
Revenue Bonds                                                                   Fargo
                                                                                Securities,
                                                                                KeyBanc Capital
                                                                                Markets,
                                                                                SunTrust
                                                                                Robinson
                                                                                Humphrey,
                                                                                Southwest
                                                                                Securities